Loss per Share	12 Months Ended
Dec. 31, 2011
Loss per Share

14. Loss per Share

Basic and diluted net loss attributable to the Company’s ordinary shareholders per ordinary share is as follows:

	For the Years Ended December 31,
	2009	2010	2011
	RMB	RMB	RMB

Numerator:
Net loss for the year	(144,777,153)	(347,399,837)	(511,161,766)
Accretion / remeasurement for Preferred Shares	(308,439)	(14,983,908)	(14,884,953)

Numerator for basic and diluted loss per share	(145,085,592)	(362,383,745)	(526,046,719)

Denominator:
Weighted average ordinary shares outstanding for basic and diluted calculation	12,000,000	12,000,000	50,069,321

Basic and diluted loss per ordinary share	(12.09)	(30.20)	(10.51)

The potentially dilutive securities such as share based awards, preferred shares, convertible loan and warrants were not included in the calculation of dilutive loss per share because of their anti-dilutive effect.

The Company’s preferred shares are participating securities and as such would be included in the calculation of basic earnings (loss) per share under the Two-class Method in periods of net loss if, based on the contractual terms of the preferred shares, the preferred shares have a contractual obligation to share in the losses of the Company. For the years ended December 31, 2009, 2010 and 2011, it was determined that the preferred shareholders have no such obligation to share in the losses of the Company and therefore no loss was allocated to them in the computation of basic loss per share.

The following ordinary shares equivalent were excluded from the computation of diluted net loss per ordinary share for the periods presented because including them would have had an anti-dilutive effect:

	For the Years Ended December 31,
	2009	2010	2011

Preferred shares	51,452,917	69,914,684	—
Share-based awards	2,622,823	7,184,795	9,277,095
Warrants of the Series E Preferred Shares (Note 10)	—	9,230,878	—